Exhibit 10.31

        THIRD AMENDING AGREEMENT

THIS AGREEMENT is made as of December 7, 2004,

B E T W E E N:

MAGNA ENTERTAINMENT CORP.

as Borrower (the "Borrower")

- and -

THE GUARANTORS SET FORTH
ON THE SIGNATURE PAGES HEREOF
as Guarantors (collectively, the "Guarantors")

- and -

BANK OF MONTREAL, ACTING THROUGH ITS
CHICAGO LENDING OFFICE
as Lender (the "Lender")

- and -

BANK OF MONTREAL, ACTING THROUGH ITS
CHICAGO LENDING OFFICE
as Agent (the "Agent")

RECITALS:

A.
The Lender has made a certain credit facility available to the Borrower in accordance with the terms and conditions set out in an amended and restated credit agreement (the "Amended and Restated Credit Agreement") dated as of October 10, 2003, between the Borrower, the Guarantors, the Lender, the Agent and BMO Nesbitt Burns Inc., a Division of Bank of Montreal, as arranger;

B.
The Amended and Restated Credit Agreement has been amended by a First Amending Agreement made as of June 8, 2004 amongst the parties hereto and a Second Amending Agreement made as of October 14, 2004 (the Amended and Restated Credit Agreement as amended thereby, hereinafter referred to as the "Loan Agreement"); and

C.
The Borrower, the Lender and the Agent have agreed to certain additional amendments to the Loan Agreement which are set out in this Third Amending Agreement and the Guarantors have agreed to confirm the guarantees and security granted by them in connection with the Loan Agreement;

                        NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:

1.
Interpretation

                Capitalized terms not defined in this Third Amending Agreement have the meaning given to such terms in the Loan Agreement.

2.
Loan Agreement Amendments

    The parties hereto agree to amend the Loan Agreement as follows:

  2.1
  by amending the definition of "EBITDA" in section 1.1.35 by:

      (a)    deleting subparagraph (v) of paragraph (a) of this definition in its entirety and replacing it with the following new subparagraph (v): "(v) Gulfstream Park's EBITDA for such period, however, only until December 31, 2004 and for no other period;" and

      (b)    deleting the reference to "$10,000,000" in subparagraph (vi) of paragraph (a) of this definition and replacing it with "$15,000,000".

  2.2
  by amending the definition of "Guarantors" in section 1.1.106 by adding the words "other than Gulfstream Park Racing Association, Inc." after the words "the guarantors set forth on the signature pages hereof";

  2.3
  by amending section 7.1.18.1 (Total Funded Debt to EBITDA) by deleting the words "less cash" such that the definition reads as follows:

    "7.1.18.1    Total Funded Debt to EBITDA. The ratio of (i) Total Funded Debt reflected on the Borrower's consolidated balance sheet to (ii) EBITDA shall not be greater than 5.0:1.0;"

  2.4
  by amending Schedule 1.1.43 (Excluded Subsidiaries) by adding Gulfstream Park Racing Association Inc., Orchid Concessions, Inc. and Avant Advertising, Inc.

3.
Loan Agreement

          Save as expressly amended by this Third Amending Agreement, all other terms and conditions of the Loan Agreement and each of the Loan Documents remain in full force and effect, unamended, and this Third Amending Agreement constitutes a Loan Document for the purposes of the Loan Agreement.

4.
Guarantee and Security

                Each of the Guarantors (other than Gulfstream Park Racing Association, Inc.) acknowledges and confirms that (i) the guarantee granted by it pursuant to Article 10 of the Loan Agreement constitutes a continuing guarantee of, among other things, all present and future obligations of the Borrower to the Lender under the Loan Agreement and shall remain in full force and effect; and (ii) each of the other Loan Documents executed by it shall remain in full force and effect. In addition, (i) MEC Land Holdings (California) Inc. acknowledges and confirms that the Golden Gate Mortgage constitutes continuing security for the obligations secured thereby and shall remain in full force and effect, and (ii) The Santa Anita Companies, Inc. acknowledges and confirms that the Santa Anita Mortgage constitutes continuing security for the obligations secured thereby and shall remain in full force and effect.

5.
Representations and Warranties

                The Borrower represents and warrants to the Agent and the Lender that all of the representations and warranties of the Borrower set out in section 6.1 of the Loan Agreement are true and correct on the date hereof provided if any such representation and warranty is specifically given as of any particular date or particular period of time, then such representation and warranty shall continue to be given as at such date or such period of time.

6.
Counterparts

                This Third Amending Agreement may be signed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                        IN WITNESS WHEREOF this Third Amending Agreement has been executed by the parties hereto as of the date first written above.

MAGNA ENTERTAINMENT CORP., as Borrower

By:	Name: Title:
By:	Name: Title:

BAY MEADOWS OPERATING COMPANY LLC, as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	Name: Title:
By:	Name: Title:

GULFSTREAM PARK RACING ASSOCIATION, INC., as Excluded Subsidiary

By:	Name: Title:
By:	Name: Title:

PACIFIC RACING ASSOCIATION, as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	Name: Title:
By:	Name: Title:

MEC LAND HOLDINGS (CALIFORNIA) INC., as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	Name: Title:
By:	Name: Title:

THE SANTA ANITA COMPANIES, INC., as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	Name: Title:
By:	Name: Title:

LOS ANGELES TURF CLUB, INCORPORATED, as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	Name: Title:
By:	Name: Title:

BANK OF MONTREAL, acting through its Chicago lending office, as Lender

By:	Name: Title:
By:	Name: Title:

BANK OF MONTREAL, acting through its Chicago lending office, as Agent

By:	Name: Title:
By:	Name: Title: